EXHIBIT 23

ST. JOSEPH LIGHT & POWER COMPANY

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-3
Registration Statement (Registration No. 2-90732).




ARTHUR ANDERSEN LLP

Kansas City, Missouri,
March 15, 1995.